EXHIBIT 99

     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



                                                          May 13, 2003



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Ladies and Gentlemen:

         The certification set forth below is being submitted to the Securities and Exchange Commission solely for the purpose of complying with Section 1350 of Chapter 63 of Title 18 of the United States Code. This certification is not to be deemed to be filed pursuant to the Securities Exchange Act of 1934 and does not constitute a part of the Quarterly Report on Form 10-Q for the fiscal quarter ending March 31, 2003 (the "Report") to which this letter is being filed as an exhibit.

         Jeffrey W. Greenberg, the Chief Executive Officer and Sandra S. Wijnberg, the Chief Financial Officer of Marsh & McLennan Companies, Inc. each certifies that, to the best of my knowledge:

        1. such Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Marsh & McLennan Companies, Inc.


                                           /s/ Jeffrey W. Greenberg
                                           _____________________________________
                                           Name: Jeffrey W. Greenberg
                                           Chief Executive Officer



                                           /s/ Sandra S. Wijnberg
                                           _____________________________________
                                           Name: Sandra S. Wijnberg
                                           Chief Financial Officer



A signed original of this written statement has been provided to Marsh & McLennan Companies, Inc. ("MMC") and will be retained by MMC and furnished to the Securities and Exchange Commission or its staff upon request.